U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of Report (Date of earliest event reported): June 27, 2003

                             INSTAPAY SYSTEMS, INC.
        (Exact name of small business issuer as specified in its charter)

                           Commission File No. 0-17462

                       Utah                                   87-0404991
                       ----                                   ----------
         (State or other jurisdiction of                   (I.R.S. Employer
          incorporation or organization)                Identification Number)

        2869 India St., San Diego, California 92103 - Tel. (818) 991-4259
          (Address and telephone number of principal executive offices)

ITEM 4. Changes in Registrant's Certifying Accountant

As previously reported, Hurley & Co. notified registrant earlier this month that they had elected not to stand for reelection as the company's independent accounting firm. There were no disputes between Hurley & Co. and the registrant. Hurley's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

On June 26, 2003 the  Registrant  engaged  Cacciamatta  Accountancy  Corporation
("CAC"), certified public accountants, as the Registrant's independent accountants. The decision to appoint CAC was approved by the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of CAC, neither the Registrant nor anyone on the Registrant's behalf consulted with CAC regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         16.1 Letters Regarding Change in Certifying Accountant

                                   SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                          INSTAPAY SYSTEMS, INC.

Date: June 27, 2003                                       /s/ Harry Hargens
                                                          -----------------
                                                          President and CEO

                                  Exhibit Index
         16.1     Letter Regarding Change in Certifying Accountant